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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 16, 2006
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       001-31810                22-3720962
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                      Identification No.)


55 MADISON AVENUE, SUITE 300, MORRISTOWN, NEW JERSEY             07960
     (Address of principal executive offices)                 (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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


                                TABLE OF CONTENTS

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index


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


ITEM 8.01.   OTHER EVENTS

On March 16,  2006,  the Company  issued the press  release  attached  hereto as
Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.


         (c) EXHIBITS.

             99.1 Access Integrated Technologies, Inc. press release, dated March 16, 2006.


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


                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                      ACCESS INTEGRATED TECHNOLOGIES, INC.


                                      By:    /s/ Brian D. Pflug
                                             -----------------------------------
                                      Name:  Brian D. Pflug
                                      Title: Senior Vice President--Accounting
                                             and Finance


                                      Dated as of  March 16, 2006





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


                                  EXHIBIT INDEX


             99.1 Access Integrated Technologies, Inc. press release, dated March 16, 2006.




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